SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant[]
  Check the appropriate box:

    [ ] Preliminary Proxy Statement
    [X] Definitive Proxy Statement
    [ ] Definitive Additional Materials
    [ ] Soliciting Material Pursuant to ss.240.14a-11 (c) or ss.240.14a-12

                            Pathfinder Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11.
     1) Title of each class of securities to which transaction applies:
     ---------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
     ---------------------------------------------------------------------------
     3) Proposed maximum aggregate value of transaction:
     ---------------------------------------------------------------------------
     4) Total fee paid:
     ---------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:
       2) Form, Schedule or Registration Statement No.:
       3) Filing Party:
       4) Date Filed:

March  28,  2003


Dear  Shareholder:

     We cordially invite you to attend the Annual Meeting of Shareholders of Pathfinder Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the Econolodge, 70 East First Street, Oswego, New York at 10:00 a.m., Eastern Time, on April 30, 2003.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to questions that shareholders may properly present.

     The Annual Meeting is being held so that shareholders may consider the election of directors and the ratification of the appointment of PricewaterhouseCoopers, LLP as the Company's auditors for fiscal year 2003.

     For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" the election of directors and the ratification of the appointment of PricewaterhouseCoopers, LLP as the Company's auditors.

     On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,




Thomas W. Schneider
President and Chief Executive Officer

                            PATHFINDER BANCORP, INC.
                              214 WEST FIRST STREET
                             OSWEGO, NEW YORK 13126
                                 (315) 343-0057

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 30, 2003

     Notice is hereby given that the Annual Meeting of Pathfinder Bancorp, Inc., (the "Company") will be held at the Econolodge, 70 East First Street, Oswego, New York on April 30, 2003 at 10:00 a.m., Eastern Time.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

     1. The election of three Directors to the Board of Directors;

     2. The ratification of the appointment of PricewaterhouseCoopers, LLP as auditors for the Company for the fiscal year ending December 31, 2003; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on March 17, 2003, are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof.

     EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.


                                        By Order of the Board of Directors

                                        Melissa  A.  Miller
                                        Secretary

March  28,  2003

--------------------------------------------------------------------------------
     IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                            PATHFINDER BANCORP, INC.
                              214 WEST FIRST STREET
                             OSWEGO, NEW YORK 13126
                                 (315) 343-0057


                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 30, 2003

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Pathfinder Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), which will be held at the Econolodge, 70 East First Street, Oswego, New York on April 30, 2003, at 10:00 a.m., Eastern Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are first being mailed to shareholders on or about March 28, 2003.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Shareholders who sign the proxies we are soliciting will retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. WHERE NO INSTRUCTIONS ARE INDICATED, VALIDLY EXECUTED PROXIES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE SHARES REPRESENTED BY SUCH PROXIES ON SUCH MATTERS IN SUCH MANNER AS SHALL BE DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any shareholder who had returned a proxy will not revoke the proxy unless the shareholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of the proxy.
--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Holders of record of the Company's common stock, par value $0.01 per share (the "Common Stock") as of the close of business on March 17, 2003 (the "Record Date") are entitled to one vote for each share they own. As of the Record Date, the Company had 2,914,669 shares of Common Stock issued and 2,441,882 shares of Common Stock outstanding of which 1,583,239 were held by Pathfinder Bancorp, M.H.C. (the "Mutual Holding Company"), and 858,643 of which were held by shareholders other than the Mutual Holding Company ("Minority Shareholders"). The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. The affirmative vote of holders of a majority of the total votes present at the Annual Meeting in person or by proxy is required for ratification of PricewaterhouseCoopers, LLP as the Company's auditors.

     Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by Directors individually, by executive officers individually, by executive officers and Directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock.




                                                                            AMOUNT OF SHARES
NAME AND ADDRESS OF                                                         OWNED AND NATURE               PERCENT OF SHARES
BENEFICIAL OWNERS                                                    OF BENEFICIAL OWNERSHIP/(1)//(4)/ OF COMMON STOCK OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------------

DIRECTORS AND EXECUTIVE OFFICERS (2):
Chris C. Gagas. . . . . . . . . . . . . . . . . . . . . . . . . . .            83,709/(5)/                       3.43%
Thomas W. Schneider . . . . . . . . . . . . . . . . . . . . . . . .             8,105/(6)/                       0.33%
Chris R. Burritt. . . . . . . . . . . . . . . . . . . . . . . . . .             4,800/(7)/                       0.20%
George P. Joyce . . . . . . . . . . . . . . . . . . . . . . . . . .             1,775                            0.07%
Raymond W. Jung . . . . . . . . . . . . . . . . . . . . . . . . . .            16,384                            0.67%
Bruce E. Manwaring. . . . . . . . . . . . . . . . . . . . . . . . .            15,565                            0.64%
L. William Nelson, Jr.. . . . . . . . . . . . . . . . . . . . . . .            27,250/(8)/                       1.12%
Janette Resnick . . . . . . . . . . . . . . . . . . . . . . . . . .             9,100/(9)/                       0.37%
Corte J. Spencer. . . . . . . . . . . . . . . . . . . . . . . . . .            14,500/(10)/                      0.59%
Steven W. Thomas. . . . . . . . . . . . . . . . . . . . . . . . . .             7,825                            0.32%
W. David Schermerhorn . . . . . . . . . . . . . . . . . . . . . . .             5,242/(11)/                      0.21%
James A. Dowd . . . . . . . . . . . . . . . . . . . . . . . . . . .             7,345/(12)/                      0.30%
Gregory L. Mills. . . . . . . . . . . . . . . . . . . . . . . . . .             4,547/(13)/                      0.19%
Melissa A. Miller . . . . . . . . . . . . . . . . . . . . . . . . .             3,613/(14)/                      0.15%
Edward A. Mervine . . . . . . . . . . . . . . . . . . . . . . . . .               150                            0.01%
John F. Devlin                                                                     -                               -

All Directors and Executive Officers as a Group (15 persons)/(3)/             209,910                            8.60%

PRINCIPAL SHAREHOLDERS:

Pathfinder Bancorp, M.H.C. /(3)/
214 West First Street
Oswego, New York 13126                                                       1,583,239                          64.84%

Pathfinder Bancorp, M.H.C. and all Trustees
and Executive Officers                                                       1,793,149                          73.43%

Pathfinder Bank /(4)/
Employee Stock Ownership Plan
214 West First Street
Oswego, New York 13126                                                          92,574                           3.79%

/(1)/ A person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. Unless otherwise indicated, the named individual has sole voting and investment power.

/(2)/ The mailing address for each person listed is 214 West First Street, Oswego, New York 13126.

/(3)/ Seven of the Company's directors are also trustees of the Mutual Holding
      Company. Four of the Company's executive officers are also executive officers of the Mutual Holding Company.

/(4)/ Includes 92,574 shares, of which 25,264 are unallocated and as to which the Employee Stock Ownership Plan (the "ESOP") trustee has sole voting and investment power and 67,310 of which are allocated and as to which the ESOP trustee has shared voting and sole investment power.

/(5)/ Mr. Gagas has sole voting and investment power over 81,708 shares and shared voting and investment power over 2,001 shares. Also includes 25,000 shares underlying options which are exercisable within 60 days from the record date.
/(6)/ Mr. Schneider has sole voting and investment power over 7,805 shares and shared voting and investment power over 300 shares. Also includes 1,966 shares underlying options which are exercisable within 60 days from the record date.

/(7)/ Mr. Burritt has sole voting and investment power over 4,650 shares and shared voting and investment power over 150 shares. Also includes 2,466 shares underlying options which are exercisable within 60 days from the record date.
                                              (footnotes continued on next page)

/(8)/ Mr. Nelson has sole voting and investment power over 8,770 shares and shared voting and investment power over 18,480 shares. Also includes 4,966 shares underlying options which are exercisable within 60 days from the record date.

/(9)/ Ms. Resnick has sole voting power over 8,800 shares and shared voting and investment power over 300 shares. Also includes 4,966 shares underlying options which are exercisable within 60 days of the record date.

/(10)/ Mr. Spencer has sole voting and investment power over all shares reported. Also includes 6,216 shares underlying options which are exercisable within 60 days of the record date.

/(11)/ Mr. Schermerhorn has sole voting and investment power over all shares reported.

/(12)/ Mr. Dowd has sole voting and investment power over all shares reported.
      Also includes 483 shares underlying options which are exercisable within 60 days from the record date.

/(13)/ Mr. Mills has sole voting and investment power over 4,507 shares and shared voting and investment power over 40 shares. Also includes 966 shares underlying options which are exercisable within 60 days from the record date.

/(14)/ Ms. Miller has sole voting and investment power over all shares reported.
      Also includes 966 shares underlying options which are exercisable within 60 days from the record date.


--------------------------------------------------------------------------------
                        PROPOSAL 1-ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is currently composed of ten members. The Company's bylaws provide that approximately one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Three Directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated to serve as Directors, Bruce E. Manwaring, L. William Nelson, Jr. and George P. Joyce.

     The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.




                                                                                 CURRENT TERM
NAME/(1)/                        AGE    POSITION HELD       DIRECTOR SINCE/(2)/    TO EXPIRE
---------------------------------------------------------------------------------------------
                                     NOMINEES

Bruce E. Manwaring. . . . . . .   62    Director                 1984                 2003
L. William Nelson, Jr.. . . . .   59    Director                 1986                 2003
George P. Joyce . . . . . . . .   52    Director                 2000                 2003

                         DIRECTORS CONTINUING IN OFFICE

Steven W. Thomas. . . . . . . .   41    Director                 2000                 2004
Corte J. Spencer. . . . . . . .   60    Director                 1984                 2004
Janette Resnick . . . . . . . .   60    Director                 1996                 2004
Chris C. Gagas. . . . . . . . .   72    Chairman of the Board    1966                 2005
Thomas W. Schneider . . . . . .   41    President, CEO           2001                 2005
Chris R. Burritt. . . . . . . .   50    Director                 1986                 2005
Raymond W. Jung . . . . . . . .   73    Director                 1978                 2005

-------------------------------------------------------
/(1)/ The mailing address for each person listed is 214 West First Street, Oswego, New York 13126. Each of the persons listed, with the exception of Messrs. Joyce, Schneider and Thomas, is also a Trustee of Pathfinder Bancorp, M.H.C., which owns the majority of the Company's issued and outstanding shares of Common Stock. Information regarding the Common Stock beneficially owned by each director is set forth under "Voting Securities and Principal Holders Thereof".
/(2)/ Dates prior to 1995 reflect initial appointment to the Board of Trustees of the mutual predecessor to Pathfinder Bank.


     The principal occupation during the past five years of each Director and Executive Officer is set forth below. All Directors and Executive Officers have held their present positions for five years unless otherwise stated.

     CHRIS C. GAGAS is Chairman of the Company, and its principal subsidiary, Pathfinder Bank (the "Bank"). Until his retirement on January 14, 2000, Mr. Gagas was also President and Chief Executive Officer of the Company and the Bank. Mr. Gagas had served as an officer of the Company since 1986.

     CHRIS R. BURRITT is the president and general manager of R.M. Burritt Motors, Inc./Chris Cross, Inc., an automobile dealership located in Oswego, New York.

     RAYMOND W. JUNG is retired. Previously Mr. Jung was the owner of Raymond's Jewelers in Oswego, New York.

     BRUCE E. MANWARING is the Chamberlain for the City of Oswego. Prior to his appointment in 1999, Mr. Manwaring was the owner of Oswego Printing Co. located in Oswego, New York.

     L. WILLIAM NELSON, JR. is the owner and manager of Nelson Funeral Home located in Oswego, New York.

     STEVEN W. THOMAS is a licensed real estate broker and a developer. Mr. Thomas owns and operates five Dunkin Donuts franchises and two hotels in Oswego County. Mr. Thomas additionally is involved in numerous commercial development projects in Oswego County and operates a number of businesses within central New York.

     GEORGE P. JOYCE is the owner and operator of Laser Transit, Ltd., Lacona, NY, a Central New York logistics services provider. Mr. Joyce is also the general manager of Oswego Warehousing, Inc., Oswego, NY.

     JANETTE RESNICK is the Executive Director of Oswego County Opportunities, a private, not for profit human services agency located in Oswego and Fulton, New York.

     CORTE J. SPENCER is the Chief Executive Officer and Administrator of Oswego Hospital and the managing director of Oswego Health, Inc. located in Oswego, New York.

EXECUTIVE OFFICERS OF THE COMPANY WHO ARE DIRECTORS


     THOMAS W. SCHNEIDER is the President and Chief Executive Officer of the Company and the Bank. Prior to his appointment as President in 2000, Mr. Schneider was the Executive Vice President and Chief Financial Officer of the Company and the Bank.

EXECUTIVE OFFICERS OF THE COMPANY WHO ARE NOT DIRECTORS

     W. DAVID SCHERMERHORN is Executive Vice President and the Senior Loan Officer of the Company and the Bank. Mr. Schermerhorn is responsible for the credit administration, trust, and investment services.

     JAMES A. DOWD, CPA is a Vice President, Chief Financial Officer and Trust Officer of the Company and the Bank. Mr. Dowd is responsible for the accounting, finance, trust and human resources departments.

     GREGORY L. MILLS is a Vice President of the Company and the Bank. Mr. Mills is responsible for branch administration, marketing and security.

     MELISSA A. MILLER is a Vice President and the Corporate Secretary of the Company and the Bank. Ms. Miller is responsible for deposit operations, compliance, and information services.

     EDWARD A. MERVINE, ESQ. is Vice President and General Counsel for the Company and the Bank. Prior to joining the Company in 2002, Mr. Mervine was a partner in the law firm of Bond Schoeneck & King, LLP.

     JOHN F DEVLIN is Vice President and senior Commercial Lender for the Company and the Bank. Prior to joining the Company in 2002, Mr. Devlin served as Assistant Vice President and Commercial Loan Officer for Alliance Bank, NA.

OWNERSHIP REPORTS BY OFFICERS AND DIRECTORS

     The Common Stock of the Company is registered with the SEC pursuant to
Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. All of the Company's officers and directors filed these reports in a timely fashion, with the following exceptions. A Form 5 was not filed within 45 days of the fiscal year end for the employee stock ownership shares allocated to officers as a result of the allocation not being received by management within that time period. A Form 5 has been filed and the allocations are reflected in the above table. A Form 3 was not filed within 10 days of the employment of Edward A. Mervine as General Counsel. Mr. Mervine owned 150 shares of the Company's stock prior to his employment. Due to a clerical oversight, the Form 3 was not filed. A delinquent filing has been made. Mr. Mervine has not acquired any additional stock since his employment.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The business of the Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2002, the Board of Directors held 12 regular and special meetings. During the year ended December 31, 2002, no director attended fewer than 85% percent of the total meetings of the Board of Directors and committees on which such director served.

     The Human Resources Committee meets periodically to review the performance of officers and employees and to determine compensation programs and adjustments. The entire Board of Directors ratifies the recommendations of the Human Resources Committee. In the year ending December 31, 2002, the Human Resources Committee consisted of directors Gagas, Spencer, Manwaring, Thomas and Nelson. The Human Resources Committee met three times during the year ended December 31, 2002.

     The Nominating Committee meets once a year to nominate Directors to fulfill the terms of the upcoming year. In the year ended December 31, 2002, the nominating committee was comprised of Directors Gagas, Spencer, Joyce, Burritt, and Resnick.

     The Audit Committee consists of directors Jung, Resnick, Spencer, Nelson and Manwaring. The Audit Committee meets on a quarterly basis with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. In addition, the Audit Committee meets with the independent auditors to review the results of the annual audit and other related matters. Each member of the Audit Committee is "independent" as defined in the listing standards of the National Association of Securities Dealers and the Sarbanes-Oxley Act of 2002. The Company's Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee met four times during the year ended December 31, 2002.

     The Board of Directors of Pathfinder Bancorp, Inc. has determined that Bruce E. Manwaring, chairman of the audit committee in 2002 and 2003, qualifies as a financial expert serving on the committee. Mr. Manwaring meets the criteria established by the Securities and Exchange Commission as follows:

        Mr. Manwaring maintains an understanding of generally accepted accounting principles and financial statements and has the ability to assess the application of such principles in connection with accounting for estimates, accruals and reserves.

        Mr. Manwaring has garnered comparable experience preparing and analyzing financial statements in his current position as the Chamberlain of the City of Oswego, which he has held since his appointment in 1999.

        Mr. Manwaring has earned a Bachelor of Science degree majoring in accounting from the State University of New York, College at Oswego and has successfully passed the Uniform Certified Pubic Accountancy Examination.

        Through his work experience and education, Mr. Manwaring has developed a thorough understanding of internal controls and financial reporting procedures, as well as a detailed understanding of audit committee functions.

     The Board of Directors has also determined that Mr. Manwaring meets the definition of independent as prescribed by the Nasdaq SmallCap market listing requirements.

AUDIT COMMITTEE REPORT

     The Company appointed PricewaterhouseCoopers, LLP ("PwC") as auditors for the fiscal year ended December 31, 2002. The following is a discussion of fees related to services provided by PwC to the Company:

AUDIT AND AUDIT RELATED FEES

     Aggregate fees billed for PwC's audit of the Company's 2002 and 2001 annual financial statements and Form 10-Q filings were $74,500 and $61,137, respectively.

     There have been no audit related fees billed to the Company by PwC in either of the two proceeding fiscal years.

ALL OTHER FEES

     Aggregate fees billed for other services rendered by PwC for the Company during the fiscal years ended December 31, 2002, and 2001 were as follows:

                                   2002               2001
-------------------------------------------------------------

Recurring  and  non-recurring
tax  services                    $29,167            $21,966

All  other  fees                   3,300              8,000

     Recurring and non-recurring tax services including assistance in connection with the New York State Franchise tax examination.

     The all other fees category represents fees billed in connection with the annual services pertaining to the SFAS No. 106 actuarial valuation of the company's medical, dental, and life insurance benefit plans.

     In accordance with rules recently established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:

     As part of its ongoing activities, the Audit Committee has:

        - Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended December 31, 2002;

        - Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

        - Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

        - Considered the compatibility of non-audit services described above with maintaining auditor independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

              This report has been provided by the Audit Committee:

             Messrs, Jung, Resnick, Spencer, Manwaring, and Nelson.

PERFORMANCE GRAPH
     Set forth hereunder is a performance graph comparing (a) the total return on the Common Stock for the period beginning on January 1, 1998 through December 31, 2002, (b) the cumulative total return on stocks included in the Nasdaq Composite Index over such period, and (c) the yearly cumulative total return on stocks included in the NL Thrift Index over such period. The cumulative total return on the Common Stock was computed assuming the reinvestment of cash dividends during the fiscal years.

[GRAPHIC OMITTED]




                                    PERIOD ENDING
INDEX                     12/31/97    12/31/98     12/31/99  12/31/00  12/31/01  12/31/02
-----------------------------------------------------------------------------------------
Pathfinder Bancorp, Inc.    100.00      46.01       45.83      33.36     73.33     83.27
NASDAQ - Total US* . . .    100.00     140.99      261.48     157.42    124.89     86.33
SNL Thrift Index . . . .    100.00      87.95       71.85     114.72    122.62    146.28

     There can be no assurance that the Common Stock's performance will continue in the future with the same or similar trend depicted in the graph. The Company will not make or endorse any predictions as to future stock performance.

PERSONNEL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The full Board of Directors of the Company determines the salaries to be paid each year to the executive officers of the Company.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
     Under SEC rules, the Company is required to disclose certain data and information regarding compensation and benefits of its Chief Executive Officer and other executive officers. The disclosure includes the use of tables and a report explaining the rationale for and considerations that led to fundamental executive compensation decisions affecting these individuals. In fulfilling this requirement, the Board of Directors of the Company has prepared the following report for inclusion in this proxy statement.

     The Board of Directors annually reviews the performance of the Chief Executive Officer and other executive officers and approves changes to base compensation as well as the amount of any bonus to be awarded. In determining whether the base salary of an officer should be increased, the Board of Directors takes into account individual performance, performance of the Company and information regarding compensation paid to executives of peer group institutions made to executives performing similar duties for financial institutions in the Bank's market area.

     While the Board of Directors does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and Vice Presidents, and while it weighs a variety of different factors in its deliberations, it has emphasized and will continue to emphasize earnings, profitability, earnings contribution to capital, capital strength, asset quality, and return on tangible equity as factors in setting the compensation of the Chief Executive Officer and senior officers. Non-quantitative factors considered by the Board of Directors in fiscal 2002 included general management oversight of the Company, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Board of Directors considered the standing of the Company with customers and the community, as evidenced by customer and community complaints and compliments. While the Board of Directors considered each of the quantitative and non-quantitative factors described above, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer and Vice Presidents.

     The Board of Directors approved salary increases totaling $39,000 for the Company's and Bank's five executive officers including Mr. Schneider. Mr. Schneider does not participate in the Board of Director's consideration of his compensation. The Board approved an increase in Mr. Schneider's base salary to $175,000 per annum. During 2002 two additional executive officers were hired. The 2002 total base compensation for all seven executive officers was $667,000, as compared to $448,000 in 2001 for the compensation of five executive officers.

     This has been provided by the Board of Directors: Chris C. Gagas, Thomas W. Schneider, Chris R. Burritt, George P. Joyce, Raymond W. Jung, Bruce E. Manwaring, L. William Nelson, Jr., Janette Resnick, Corte J. Spencer and Stephen
W. Thomas.

DIRECTORS' COMPENSATION

     Each non-employee director receives an annual retainer fee of $9,000, a meeting fee of $500 for each Board meeting attended and $300 for each committee meeting attended. Employee directors do not receive monthly meeting fees. The Bank paid a total of $171,200 in director fees during the year ending December 31, 2002.

EXECUTIVE COMPENSATION

     The following table sets forth for the years ended December 31, 2002, 2001 and 2000, certain information as to the total renumeration paid by the Company to Mr. Schneider, the Company's Chief Executive Officer, and for the year ended December 31, 2002, the renumeration paid to Mr. Mervine, the Company's General Counsel. Mr. Mervine joined the Company in 2002 and, consequently, no information is being provided for the prior years.



                                                       SUMMARY  COMPENSATION  TABLE
-------------------------------------------------------------------------------------------------------------------------
                               Annual  Compensation                       Long-Term  Compensation  Awards
-------------------------------------------------------------------------------------------------------------------------
                           Fiscal
                           Years                              Other       Restricted
                           Ended                             Annual         Stock      Options/               All Other
Name and                  December    Salary     Bonus    Compensation     Award(s)      SARs               Compensation
Principal Position /(1)/     31     ($) /(2)/     ($)       ($)/(3)/       ($)/(4)/    (#)/(5)/   Payouts     ($)/(3)/
------------------------  --------  ----------  --------  -------------  ------------  ---------  --------  -------------
Thomas W. Schneider. . .      2002  $  155,000  $ 10,000  $           -  $          -  $     983  $      -  $      14,496
President and Chief. . .      2001  $  135,000  $  4,300  $           -  $          -  $     983  $      -  $      12,867
Executive Officer. . . .      2000  $  120,000  $      -  $           -  $      2,718  $   1,000  $      -  $      11,360

Edward Mervine, Esq. . .      2002  $  105,000  $ 10,000  $           -  $          -  $       -  $      -  $       4,815
Vice President, General
Counsel
=========================================================================================================================


/(1)/ No other executive officer received salary and bonuses that in the aggregate exceeded $100,000./
/(2)/ Includes compensation deferred at the election of the named individual under the Company's cafeteria plan.
/(3)/ The aggregate amount of such benefits did not exceed the lesser of $50,000 or 10% of cash compensation for the named individuals.
/(4)/ Amount represents compensation associated with the vested portion of stock awards granted under the Management Recognition and Retention Plan.
/(5)/ Amount represents the vested portion of option shares granted under the Stock Option Plan.

BENEFITS

     MEDICAL AND LIFE INSURANCE AND EDUCATIONAL ASSISTANCE. The Company provides full-time employees with medical and life and accidental death and dismemberment insurance. In addition, the Company maintains a "cafeteria plan" for employees, which permits qualifying employees to allocate a portion of their compensation, on a pre-tax basis, for the payment of medical, dental and dependent care expenses as well as the payment of certain insurance premiums. The Company also offers educational assistance to full-time employees who have worked for the Company for at least one year and who desire to take courses at any accredited school of learning. The Company also provides long-term disability income insurance for all employees equal to the lesser of $6,000 per month or 60% of the employee's basic monthly earnings.

     DEFINED BENEFIT PLAN. The Company maintains a tax-qualified noncontributory defined benefit plan ("Retirement Plan"). All salaried employees age 21 or older who have worked for the Company for at least one year and have been credited with 1,000 or more hours of employment with the Company during the year are eligible to accrue benefits under the Retirement Plan. The Company contributes annually to the Retirement Plan an amount necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act of 1974 ("ERISA").

     At the normal retirement age of 65 the plan is designed to provide a life annuity. The retirement benefit provided is equal to 2% of a participant's average monthly compensation based on the average of the three consecutive years during the last 10 years of employment which provides the highest monthly average compensation multiplied by the participant's years of credited service (not to exceed 30 years) to the normal retirement date. Retirement benefits also are payable upon retirement due to early and late retirement. Benefits also are paid from the Retirement Plan upon a Participant's disability or death. A reduced benefit is payable upon early retirement at or after age 60, or the completion of 30 years of service with the Company. Upon termination of employment other than as specified above, a participant who was employed by the Company for a minimum of five years is eligible to receive his or her accrued benefit reduced for early retirement or a deferred retirement benefit commencing on such participant's normal retirement date. Benefits are payable in various annuity forms. At December 31, 2002, the market value of the Retirement Plan trust fund was approximately $2.5 million. For the plan year ended September 30, 2002, the Company made a contribution of $380,074 to the Retirement Plan.

     The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in plan year 2002, expressed in the form of a single life annuity for the final average salary and benefit service classification specified below.



                     YEARS OF BENEFIT SERVICE AT RETIREMENT
--------------------------------------------------------------------------------
      FINAL
AVERAGE COMPENSATION                       15       20        25        30
--------------------------------------------------------------------------------
25,000. . . . . . . . . . . . . . . . .  $ 7,500  $10,000  $ 12,500  $ 15,000
50,000. . . . . . . . . . . . . . . . .  $15,000  $20,000  $ 25,000  $ 30,000
75,000. . . . . . . . . . . . . . . . .  $22,500  $30,000  $ 37,500  $ 45,000
100,000 . . . . . . . . . . . . . . . .  $30,000  $40,000  $ 50,000  $ 60,000
125,000 . . . . . . . . . . . . . . . .  $37,500  $50,000  $ 62,500  $ 75,000
--------------------------------------------------------------------------------
200,000 (1) . . . . . . . . . . . . . .  $60,000  $80,000  $100,000  $120,000
================================================================================

------------------
(1) Under Section 401(a)(17) of the Code, the maximum amount of compensation that may be taken into account under the Retirement Plan in the 2002 Plan Year is $200,000.

     As of December 31, 2002, Thomas W. Schneider had 14 years of credited service (i.e., benefit service), and Edward A. Mervine had 1 year of credited service under the Retirement Plan.

     EMPLOYEE SAVINGS PLAN. The Company maintains the Employee Savings Plan which is a qualified, tax-exempt profit sharing plan with a cash or deferred feature that is tax-qualified under Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). All employees who have attained age 21 and have completed at least one year of employment during which they worked at least 1,000 hours are eligible to participate.

     Participants may contribute, and receive a deduction for, up to 25% of compensation to the 401 (k) Plan. For these purposes, "compensation" includes total compensation (including salary reduction contributions made under the 401(k) Plan or the flexible benefits plan sponsored by the Company), but does not include compensation in excess of $200,000. The Company, in its discretion, may match participants' salary reduction contributions based upon Company profits for the current fiscal year. All employee contributions and earnings thereon are fully and immediately vested. All employer matching contributions vest at the rate of 20% per year beginning at the end of a participant's third year of service with the Company until a participant is 100% vested after seven years of service. Participants also will vest in employer matching contributions when they reach the normal retirement age of 65 or later, or upon death or disability regardless of years of service.

     Plan benefits will be paid to each participant in a lump sum. At December 31, 2002, the market value of the 401(k) Plan trust fund was approximately $1.1million. For the plan year ended December 31, 2002, the Company made a contribution in the amount of $74,000 to the 401(k) Plan Trust of which $1,405 was contributed on behalf of Mr. Schneider, and $4,815 was contributed on behalf of Mr. Mervine.

     EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME MASTER AGREEMENT. The Company maintains a non-tax-qualified executive supplemental retirement income master agreement (the "Master Agreement") for qualifying executives of the Company. Two executives and the Chairman of the Board are currently eligible to participate in the Master Agreement. The Master Agreement provides a supplemental retirement income benefit in an annual amount equal to highest average compensation received by the executive during any 36 month period while employed by the Company, multiplied by a wage replacement percentage designated in the individual executive's joinder agreement, less the actual annual amount available to the executive from the Company's other tax-qualified or nonqualified plans. Benefits under the Master Agreement are payable to the executive upon the benefit age designated in the individual executive's joinder agreement. Benefits will be payable in monthly installments beginning on the executive's benefit age and continuing for a period of months designated in the individual executive's joinder agreement. Payments to an executive, or to his beneficiary, may be made from the Master Agreement upon the executive's death, total or permanent disability, or termination of service with the Company.

     The Master Agreement is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the Master Agreement are payable from the general assets of the Company. During the year ended December 31, 2002, a contribution totaling $12,258 was made on behalf of Mr. Schneider. No contribution was made on behalf of Mr. Mervine.

     STOCK OPTION PLAN. The Pathfinder Bank 1997 Stock Option Plan (the "Stock Option Plan") authorizes the grant of stock options and limited rights to purchase 132,251 shares of Common Stock. The Stock Option Plan authorizes grants of (i) options intended to qualify as "incentive stock options," (ii) options that do not qualify as incentive stock options ("non-statutory options") and
(iii) limited rights (described below) that are exercisable only upon a change in control of the Bank (as defined). Non-employee directors are eligible to receive only non-statutory options. No options were granted during the past fiscal year.

     Grants may be made by the Board of Directors of the Bank or a stock benefits committee, established by the Bank consisting of at least two non-employee members of the Board of Directors (the "Stock Benefits Committee"). In granting options, the Stock Benefits Committee considers factors such as salary, length of employment with the Bank, and the employee's overall performance. To the extent shares are available under the Stock Option Plan, each newly appointed non-employee director shall receive a stock option grant to purchase 7,500 shares of Common Stock. All stock options are exercisable in six equal annual installments beginning January 24, 1999 and continuing each anniversary date thereafter; provided, however, that all options are 100% exercisable in the event the optionee terminates his service due to normal retirement, death or disability, or in the event of a change in control of the Bank. All options must be exercised within 10 years from the date of grant. Stock options may be exercised up to one year following termination of service or such later period as determined by the Stock Benefits Committee. The exercise price of all options is at least 100% of the fair market value of the underlying Common Stock at the time of the grant. The weighted average option exercise price is $7.27 per share. The exercise price may be paid in cash or Common Stock. Common Stock issued in connection with the exercise of options may be from treasury shares or authorized but unissued shares, in which case there will be dilution of the Common Stock holdings of existing shareholders.

     Incentive stock options may be granted only to employees of the Company or the Bank. Non-employee directors will be granted non-statutory stock options. No stock option granted in connection with the Stock Option Plan will be eligible to be treated as an incentive stock option if it is exercised more than three months after the date on which the optionee ceases to perform services for the Company or the Bank, except that in the event of death or disability, a stock option may be eligible to be treated as an incentive stock option if it is exercised within one year; provided, however, that if an optionee ceases to perform services for the Company or the Bank due to normal retirement or following a change in control (as defined in the Stock Option Plan), any incentive stock options exercised more than three months following the date the optionee ceases to perform services will be treated as a non-statutory stock option as described above.

     Simultaneously with the grant of any stock option, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such stock option. The Dividend Equivalent Right provides the grantee with a separate cash benefit equal to 100% of the amount of any extraordinary dividend on shares of Common Stock subject to a stock option. Under the terms of the Stock Option Plan, an extraordinary dividend is any dividend paid on shares of Common Stock that exceeds the Company's weighted average cost of interest bearing liabilities for the current and preceding three quarters. Upon the payment of an extraordinary dividend, Dividend Equivalent Right will receive at the time the related stock option vests cash or some other payment as determined under the Stock Option Plan, equal to 100% of the extraordinary dividend paid on shares of Common Stock plus any earnings thereon, minus any tax withholding amounts. The Dividend Equivalent Right is transferrable only when the underlying stock option is transferable and under the same conditions.




              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES
==========================================================================================================
                                                                                   NUMBER OF SECURITIES
                                                                                  UNDERLYING UNEXERCISED
                                                     SHARES ACQUIRED    VALUE           OPTIONS AT
       NAME                                           UPON EXERCISE    REALIZED        FISCAL YEAR-END
                                                                                 EXERCISABLE/UNEXERCISABLE
Thomas W. Schneider . . . . . . . . . . . . . . . .        1,500        $11,040           1,966/984
==========================================================================================================

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES
==========================================================================================================
                                                     VALUE OF UNEXERCISED IN-THE-MONEY
                                                         OPTIONS AT FISCAL YEAR-END
      NAME                                                EXERCISABLE/UNEXERCISABLE
Thomas W. Schneider . . . . . . . . . . . . . . . .             $12,523/$6,268
==========================================================================================================

     The Board of Directors may amend, suspend or terminate the Stock Option Plan except that such amendments may not impair awards previously granted. Shareholders of the Company must approve any amendment to the Stock Option Plan that would increase the number of options, decrease an option exercise price, extend the term of the Stock Option Plan or any option, or change the persons or category of persons eligible to be granted options. The exercise of options will have a dilutive effect on the ownership interests of existing shareholders. Further, the exercise of options may render more difficult or discourage a merger, tender offer or other takeover attempt even if such transaction or event would be beneficial to shareholders generally, the assumption of control by a holder of a large block of the Company's securities, a proxy contest or the removal of incumbent management.

     RECOGNITION AND RETENTION PLAN. The Board of Directors of the Bank adopted the 1997 Recognition and Retention Plan (the "Recognition Plan") as a method of providing certain employees and non-employee directors of the Bank with a proprietary interest in the Company and the Bank and to provide these individuals with an incentive to increase the value of the Company and the Bank. Under the Recognition Plan, shares of Common Stock have been awarded in the following amounts to Named Executive Officers, executive officers as a group, non-employee directors, and employees as a group.

     The Stock Benefits Committee, composed of the non-employee directors of the Bank, administers the Recognition Plan, and makes awards to officers and employees pursuant to the Recognition Plan. Awards to non-employee directors are fixed by the terms of the Recognition Plan. Awards of Common Stock that have not vested under the Recognition Plan ("Restricted Stock") are nontransferable and nonassignable. Participants in the Recognition Plan become vested in shares of Restricted Stock over a six-year period beginning on January 24, 1999; provided, however, that the Stock Benefits Committee may accelerate or extend the vesting rate on any awards made to officers and employees after the effective date of the Recognition Plan. Awards to executive officers and outside directors become fully vested upon termination of employment or service due to normal retirement, death or disability, or following a termination of employment or service in connection with a change in control (as defined therein) of the Company or the Bank. Upon termination of employment or service for any other reason, unvested shares are forfeited. When a participant's Restructured Stock vests, the participant will recognize ordinary income equal to the fair market value of the shares vested, unless the participant previously made an irrevocable election to be taxed on the shares of Restricted Stock awarded to him in the year of the award. The amount of income recognized by a participant will be a deductible expense of the Company for Federal income tax purposes. A participant is entitled to receive any cash dividends paid on the Restricted Stock both before and after vesting of the Restricted Stock. Stock dividends declared by the Company and paid on Restricted Stock that have not vested are subject to the same restrictions as the Restricted Stock until such shares vest.

     Set forth below is certain information as of December 31, 2002 regarding equity compensation to directors, directors emeriti and executive officers of the Company approved by stockholders. Other than the employee stock ownership plan, the Company did not have any equity plans in place that were not approved by stockholders.



                                    NUMBER OF SECURITIES TO BE
                                     ISSUED UPON EXERCISE OF                        NUMBER OF SECURITIES
                                     OUTSTANDING OPTIONS AND    WEIGHTED AVERAGE   REMAINING AVAILABLE FOR
           PLAN                               RIGHTS             EXERCISE PRICE      ISSUANCE UNDER PLAN
===========================================================================================================
Equity compensation to directors
and executive officers approved by
stockholders                                 92,550                  $7.27                     30
============================================================================================================

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its Common Stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons. Such transactions must be approved by a majority of independent outside directors of the Company not having any interest in the transaction.


--------------------------------------------------------------------------------
               PROPOSAL 2-RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors of the Company has approved the engagement of PricewaterhouseCoopers, LLP, to be the Company's auditors for the 2003 fiscal year, subject to the ratification of the engagement by the Company's shareholders. At the Annual Meeting, shareholders will consider and vote on the ratification of the engagement of PricewaterhouseCoopers, LLP, for the Company's fiscal year ending December 31, 2003. A representative of PricewaterhouseCoopers, LLP, is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.


     In order to ratify the selection of PricewaterhouseCoopers, LLP, as the auditors for the 2003 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of PricewaterhouseCoopers, LLP, as auditors for the 2002 fiscal year.

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive office, 214 West First Street, Oswego, New York 13126, no later than November 29, 2003. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------
                                 OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

     The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company at least five (5) days before the date fixed for such meeting. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO MELISSA A. MILLER, CORPORATE SECRETARY, PATHFINDER BANCORP, INC., 214 WEST FIRST STREET, OSWEGO, NEW YORK 13126, OR CALL AT 315/343-0057.

                                     BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


                                     /s/ Melissa A. Miller
                                     ==================================
                                     Melissa  A.  Miller
                                     Corporate  Secretary

Oswego,  New  York
March  28,  2003

PLEASE  MARK  VOTES
AS  IN  THIS  EXAMPLE
|  X  |

                                 REVOCABLE  PROXY
                            PATHFINDER  BANCORP,  INC.

                        ANNUAL  MEETING  OF  STOCKHOLDERS
                                 April  30,  2003

     The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at an Annual Meeting of Stockholders ("Meeting") will be held at the Econolodge, 70 East First Street, Oswego, New York on April 30, 2003 at 10:00 a.m., Eastern Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

1. The election as directors of all nominees listed below (except as marked to the contrary below)

                                                                   For  All
                                    For           Withhold           Except
                                    |__|            |__|               |__|
Bruce  Manwaring
L.  William  Nelson,  Jr.
George  P.  Joyce

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the lines below.

-----------------------------------------------

-----------------------------------------------

2. The ratification of PricewaterhouseCoopers, LLP as independent auditors for the year ended December 31, 2003.

                        For            Against            Abstain
                       |__|              |__|               |__|

PLEASE  CHECK  BOX  IF  YOU  PLAN  TO  ATTEND  THE  MEETING      |__|

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.
     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY IN THE BOX BELOW.
                                                                 DATE

--------------------------------------------------------------------
STOCKHOLDER  SIGN  ABOVE_________CO-HOLDER  (IF  ANY)  SIGN  ABOVE

    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                            PATHFINDER BANCORP, INC.

     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the Stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated March 28, 2003.
     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each should sign.

   PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED
                            POSTAGE-PREPAID ENVELOPE.


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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